UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota		55305
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

VEN Bakken Purchase Agreement

On April 18, 2019, Northern Oil and Gas, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with VEN Bakken, LLC (“Seller”), pursuant to which the Company has agreed to acquire, effective as of July 1, 2019, certain oil and gas properties and interests (the “Assets”). Seller is a wholly-owned subsidiary of Flywheel Bakken, LLC, a portfolio company of the Kayne Private Energy Income Funds.

Upon closing under the Purchase Agreement, Seller will receive consideration of $165.0 million in cash, 5,602,147 shares of Company common stock (the “Shares”) and $130.0 million in principal amount of a 6.0% Senior Unsecured Promissory Note due 2022 (the “Promissory Note”). The cash and promissory note portions of the consideration are subject to adjustments resulting from pre- and post-effective date revenue and expense allocation and procedures relating to customary title and environmental matters.

The obligations of the parties to complete the transactions contemplated by the Purchase Agreement are subject to the satisfaction or waiver of customary closing conditions set forth in the Purchase Agreement. Upon termination of the Purchase Agreement under specified circumstances, generally relating to a failure by the Company to close or fulfill in any material respect any of its obligations under the Purchase Agreement, the Company would be required to forfeit to the Seller a cash deposit in the amount of $31.0 million.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement (including Exhibit F thereto, the form of Promissory Note), which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Purchase Agreement has been included with this Current Report on Form 8-K (this “report”) to provide investors and security holders with information regarding the terms of the transactions contemplated therein. It is not intended to provide any other factual information about the Company, the Seller or the Assets. The representations, warranties, covenants and agreements contained in the Purchase Agreement, which are made only for purposes of the Purchase Agreement and as of specific dates, are solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Seller or the Assets. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Amendment to the Credit Agreement

On April 18, 2019, the Company entered into an amendment (the “Amendment”) to its amended and restated credit agreement, dated October 5, 2018 (the “Credit Agreement”), governing the Company’s revolving credit facility with Royal Bank of Canada, as administrative agent, and the lenders party thereto. Pursuant to the Amendment, the Credit Agreement has been amended to permit the Company to issue the Promissory Note.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Amendment in this report is a summary and is qualified in its entirety by the terms of the Amendment.

Item 3.02.	Unregistered Sales of Equity Securities.

Under the Purchase Agreement, the Company has agreed to issue the Shares. The Shares will serve as partial consideration for the acquisition of the Assets and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to a limited number of persons who are “accredited investors” or “sophisticated persons” as those terms are defined in Rule 501 of

Regulation D promulgated by the U.S. Securities and Exchange Commission (the “SEC”), without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. None of the Shares have been registered under the Securities Act, or applicable state securities laws and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 22, 2019, the Company issued a press release announcing the entry into the Purchase Agreement. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. You should not assume that the information contained in this report or the accompanying Exhibits is accurate as of any date other than the date of each such document. Our business, financial condition, results of operations, prospects and assumptions that were utilized may have changed since those dates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing

2.1	Purchase and Sale Agreement with VEN Bakken, LLC, dated April 18, 2019.*	Filed Electronically

10.1	Third Amendment to Amended and Restated Credit Agreement, dated April 18, 2019, by and among Northern Oil and Gas, Inc., Royal Bank of Canada, and the Lenders party thereto.	Filed Electronically

99.1	Press Release, dated April 22, 2019.	Furnished Electronically

*	Certain schedules and exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Cautionary Statements Regarding Forward-Looking Statements

This report contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act and the Exchange Act. All statements other than statements of historical facts, including but not limited to statements in this report regarding the anticipated closings under the Purchase Agreement, potential future payment obligations of the Company thereunder, and issuances of Company common stock are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including: risks related to the completion of the transactions contemplated by the Purchase Agreement, changes in crude oil and natural gas prices, the pace of drilling and completions activity on the Company’s properties, the Company’s ability to acquire additional development opportunities, changes in the Company’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which the Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations, products, services and prices. Additional information concerning potential factors that could affect future financial condition and results of operations is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated from time to time in amendments and subsequent reports filed with the SEC. The Company has based forward-looking statements contained in this report on its current expectations and assumptions about future events. The Company does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2019	NORTHERN OIL AND GAS, INC.

	By	/s/ Erik Romslo
Erik Romslo Executive Vice President, General Counsel and Secretary